                                                                     Exhibit G-6

     Organization of PG&E Corporation and Subsidiaries After Reorganization [FLOW CHART APPEARS]

-----------------------------------------
   I. Pacific Gas and Electric Company
    Integrated Public Utility Company                   ---------------------------------------------------------------------
-----------------------------------------                                      II. PG&E Corporation
                                                                       Exempt Public Utility Holding Company
       For subsidiaries see Attachment C                ---------------------------------------------------------------------

                                                                        -------------------------------------------------
                                                                                   B. Newco Energy Corporation
                                                                             Exempt Public Utility Holding Company
------------------------------------------------------                  -------------------------------------------------
       A. PG&E National Energy Group, LLC
            Non-utility Holding Company                                         For subsidiaries see Attachment B
------------------------------------------------------


        For subsidiaries see Attachment A                                 ---------------------------------------------
                                                                                      D. PG&E Ventures, LLC
                                                                            Non-utility Holding and Financial Company
                                                                          ---------------------------------------------

                                                                             ---------------------------------------
                                                               D1. PG&E Telecom, LLC             D1. Pacific Venture Capital, LLC
                                                                 Telecommunications                  Non-utility Investments

                                                              ------------------------

                                                         D2. PG&E Capital, LLC   D2. PG&E Telecom    D2. PG&E Ventures ePro, LLC
                                                         Non-utility Financing     Holdings, LLC     Electronic Commerce Investments
------------------------------------------------------          Company         Telecommunications
           E. PG&E Strategic Capital, Inc.
                 Non-utility Holding                                     ----------------------------------------------
                and Financial Company                                       F. PG&E Corporation Support Services, Inc.
------------------------------------------------------                                 Service Company
                                                                         ----------------------------------------------

                   No subsidiaries                                                    No subsidiaries

                                                                    Attachment A
                                                                          Page 1

              PG&E National Energy Group, LLC After Reorganization

------------------------------------------------------------------------------------------------------------------------------------
                           Subsidiary*                                                               Business**
------------------------------------------------------------------------------------------------------------------------------------
  A. PG&E National Energy Group, LLC                                                       non-utility holding company
  ----------------------------------
------------------------------------------------------------------------------------------------------------------------------------
    A1. PG&E National Energy Group, Inc.                                                   non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
        A2. PG&E Enterprises                                                               non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
            A3.PG&E National Energy Group Holdings Corporation                             non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
              A4.Citrus Generating Company, L.P.                                           inactive
------------------------------------------------------------------------------------------------------------------------------------
              A4.Properties Holdings, LLC                                                  non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                  A5.Alhambra Pacific Joint Venture                                        real estate investment
------------------------------------------------------------------------------------------------------------------------------------
                  A5.BPS I, Inc.                                                           non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                       A6.Alhambra Pacific Joint Venture                                   real estate investment
------------------------------------------------------------------------------------------------------------------------------------
                  A5.Conaway Ranch Company, The                                            non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                       A6.Conaway Conservancy Group Joint Venture                          real estate investment
------------------------------------------------------------------------------------------------------------------------------------
                  A5.Conaway Conservancy Group Joint Venture                               real estate investment
------------------------------------------------------------------------------------------------------------------------------------
                  A5.DPR, Inc.                                                             real estate investment
------------------------------------------------------------------------------------------------------------------------------------
                  A5.Gilia Enterprises                                                     real estate investment
------------------------------------------------------------------------------------------------------------------------------------
                       A6.Marengo Ranch Joint Venture                                      land development
------------------------------------------------------------------------------------------------------------------------------------
                       A6.Oat Creek Associates Joint Venture                               land development
------------------------------------------------------------------------------------------------------------------------------------
                  A5.Marengo Ranch Joint Venture                                           land development
------------------------------------------------------------------------------------------------------------------------------------
                  A5.Oat Creek Associates Joint Venture                                    land development
------------------------------------------------------------------------------------------------------------------------------------
                  A5.Valley Real Estate, Inc.                                              real estate
------------------------------------------------------------------------------------------------------------------------------------
              A4.PG&E Energy Trading Holdings, LLC                                         non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                  A5.ET Power Holdings LLC                                                 non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                       A6.PG&E Energy Trading - Power, L.P.                                electric power marketing and trading
------------------------------------------------------------------------------------------------------------------------------------
                           A7.PG&E ET Synfuel 166, LLC                                     to acquire a synthetic fuel production
                                                                                           facility
------------------------------------------------------------------------------------------------------------------------------------
                           A7.PG&E ET Synfuel #2, LLC                                      to acquire a synthetic fuel production
                                                                                           facility
------------------------------------------------------------------------------------------------------------------------------------
                       A6.ET Investments LLC                                               non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                           A7.PG&E Energy Trading - Power, L.P.                            electric power marketing and trading
------------------------------------------------------------------------------------------------------------------------------------
                       A6.ET Gas LLC                                                       natural gas marketing and trading
------------------------------------------------------------------------------------------------------------------------------------
                           A7.PG&E Energy Trading, Canada Corporation                      natural gas marketing and trading
------------------------------------------------------------------------------------------------------------------------------------
                               A8.CEG Energy Options, Inc.                                 natural gas marketing
------------------------------------------------------------------------------------------------------------------------------------
                           A7.True Quote LLC                                               electronic commerce
------------------------------------------------------------------------------------------------------------------------------------
                           A7.Virtual Credit Services, LLC                                 inactive
------------------------------------------------------------------------------------------------------------------------------------
                       A6.PG&E International, Inc.                                         non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                           A7.PG&E International Development Holdings, LLC                 to own and sell an Australian pipeline
                                                                                           development company
------------------------------------------------------------------------------------------------------------------------------------
                           A7.PG&E Overseas Holdings I, Ltd.                               non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                               A8.PG&E Overseas Holdings II, Ltd.                          non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                                A9.PG&E Corporation Australian Holdings Pty Ltd.           non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                                 A10.PG&E Corporation Australia Pty Ltd.                   service company
------------------------------------------------------------------------------------------------------------------------------------
                                 A10.PG&E Energy Trading Australia Pty Ltd.                energy marketing company
------------------------------------------------------------------------------------------------------------------------------------
                           A7.Gannet Power Corporation                                     inactive
------------------------------------------------------------------------------------------------------------------------------------
                           A7.Rocksavage Services I, Inc.                                  inactive
------------------------------------------------------------------------------------------------------------------------------------
              A4.PG&E Generating Company, LLC                                              non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                  A5.PG&E Generating Energy Group, LLC                                     non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                       A6.Attala Energy Company, LLC                                       electric power marketing and trading
------------------------------------------------------------------------------------------------------------------------------------

* Some companies appear more than once to show their ownership interests in different subsidiaries.

** More information available in Form U-3A-2 filed March 18, 2002.

                                                                    Attachment A
                                                                          Page 2

              PG&E National Energy Group, LLC After Reorganization

------------------------------------------------------------------------------------------------------------------------------------
                                  Subsidiary*                                                     Business**
------------------------------------------------------------------------------------------------------------------------------------
                       A6.Attala Power Corporation                                      non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                           A7.Attala Generating Company, LLC                            EWG
------------------------------------------------------------------------------------------------------------------------------------
                       A6.Badger Power Corporation                                      non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                           A7.Badger Generating Company, LLC                            EWG
------------------------------------------------------------------------------------------------------------------------------------
                       A6.Beech Power Corporation                                       non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                           A7.Mantua Creek Generating Company, L.P.                     EWG
------------------------------------------------------------------------------------------------------------------------------------
                           A7.Mantua Creek Urban Renewal, L.P.                          owner/lessor
------------------------------------------------------------------------------------------------------------------------------------
                       A6.Plover Power Corporation                                      non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                           A7.Mantua Creek Generating Company, L.P.                     EWG
------------------------------------------------------------------------------------------------------------------------------------
                           A7.Mantua Creek Urban Renewal, L.P.                          owner/lessor
------------------------------------------------------------------------------------------------------------------------------------
                       A6.Black Hawk III Power Corporation                              non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                           A7.Lake Road Generating Company, L.P.                        in construction electric generating facility
------------------------------------------------------------------------------------------------------------------------------------
                           A7.Lake Road Power I, LLC                                    to own a partnership interest
------------------------------------------------------------------------------------------------------------------------------------
                       A6.Peach IV Power Corporation                                    non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                           A7.Lake Road Generating Company, L.P.                        in construction electric generating facility
------------------------------------------------------------------------------------------------------------------------------------
                           A7.Lake Road Power II, LLC                                   to own a partnership interest
------------------------------------------------------------------------------------------------------------------------------------
                       A6.Bluebonnet Power Corporation                                  to own a membership interest
------------------------------------------------------------------------------------------------------------------------------------
                           A7.Bluebonnet Generating Company, LLC                        to be constructed electric generating
                                                                                        facility
------------------------------------------------------------------------------------------------------------------------------------
                       A6.Covert Power Corporation                                      non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                           A7.Covert Generating Company, LLC                            EWG
------------------------------------------------------------------------------------------------------------------------------------
                       A6.First Arizona Land Corporation                                real estate
------------------------------------------------------------------------------------------------------------------------------------
                       A6.First California Land Corporation                             real estate options
------------------------------------------------------------------------------------------------------------------------------------
                       A6.GenHoldings I, LLC                                            non-utility holding company; borrower for
                                                                                        EWGs
------------------------------------------------------------------------------------------------------------------------------------
                           A7.Black Hawk Power Corporation                              non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                               A8.Athens Generating Company, L.P.                       in construction electric generating facility
------------------------------------------------------------------------------------------------------------------------------------
                           A7.Harquahala Generating Company, LLC                        in construction electric generating facility
------------------------------------------------------------------------------------------------------------------------------------
                           A7.Harquahala Power Corporation                              non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                               A8.Harquahala Generating Company, LLC                    in construction electric generating facility
------------------------------------------------------------------------------------------------------------------------------------
                           A7.Osprey Power Corporation                                  non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                               A8.Millennium Power Partners L.P.                        EWG
------------------------------------------------------------------------------------------------------------------------------------
                               A8.Magnolia Power Corporation                            non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                                A9.Millennium Power Partners, L.P.                      EWG
------------------------------------------------------------------------------------------------------------------------------------
                           A7.Peach I Power Corporation                                 non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                               A8.Athens Generating Company, L.P                        in construction electric generating facility
------------------------------------------------------------------------------------------------------------------------------------
                       A6.Goose Lake Power Corporation                                  non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                           A7.Goose Lake Generating Company, LLC                        to be constructed electric generating
                                                                                        facility
------------------------------------------------------------------------------------------------------------------------------------
                       A6.Harlan Power Corporation                                      non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                           A7.Umatilla Generating Company, L.P.                         to be constructed electric generating
                                                                                        facility
------------------------------------------------------------------------------------------------------------------------------------
                       A6.Juniper Power Corporation                                     non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                           A7.Umatilla Generating Company, L.P.                         to be constructed electric generating
                                                                                        facility
------------------------------------------------------------------------------------------------------------------------------------
                       A6.Long Creek Power Corporation                                  non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                           A7.Long Creek Generating Company, LLC                        to be constructed electric generating
                                                                                        facility
------------------------------------------------------------------------------------------------------------------------------------
                       A6.Kentucky Hydro Holdings, LLC                                  non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------

* Some companies appear more than once to show their ownership interests in different subsidiaries.

** More information available in Form U-3A-2 filed March 18, 2002.

                                                                    Attachment A
                                                                          Page 3

              PG&E National Energy Group, LLC After Reorganization

-------------------------------------------------------------------------------------------------------------------------
                          Subsidiary*                                                  Business**
-------------------------------------------------------------------------------------------------------------------------
             A6.La Paloma Power Corporation                             non-utility holding company
-------------------------------------------------------------------------------------------------------------------------
                 A7.La Paloma Generating Company, LLC                   in construction electric generating facility
-------------------------------------------------------------------------------------------------------------------------
             A6.Liberty Generating Corporation                          non-utility holding company
-------------------------------------------------------------------------------------------------------------------------
                 A7.Liberty Generating Company, LLC                     in construction electric generating facility
-------------------------------------------------------------------------------------------------------------------------
                 A7.Liberty Urban Renewal, LLC                          to be owner/lessee
-------------------------------------------------------------------------------------------------------------------------
             A6.Madison Wind Power Corporation                          non-utility holding company
-------------------------------------------------------------------------------------------------------------------------
                 A7.Madison Windpower LLC                               EWG
-------------------------------------------------------------------------------------------------------------------------
             A6.Meadow Valley Power Corporation                         non-utility holding company
-------------------------------------------------------------------------------------------------------------------------
                 A7.Meadow Valley Generating Company, LLC               to be constructed electric generating facility
-------------------------------------------------------------------------------------------------------------------------
             A6.MidColumbia Power Corporation                           non-utility holding company
-------------------------------------------------------------------------------------------------------------------------
                 A7.MidColumbia Generating Company, LLC                 to be constructed electric generating facility
-------------------------------------------------------------------------------------------------------------------------
             A6.Morrow Power Corporation                                non-utility holding company
-------------------------------------------------------------------------------------------------------------------------
                 A7.Morrow Generating Company, LLC                      to be constructed electric generating facility
-------------------------------------------------------------------------------------------------------------------------
             A6.Okeechobee Power Corporation                            non-utility holding company
-------------------------------------------------------------------------------------------------------------------------
                 A7.Okeechobee Generating Company, LLC                  EWG
-------------------------------------------------------------------------------------------------------------------------
             A6.Otay Mesa Power Corporation                             inactive
-------------------------------------------------------------------------------------------------------------------------
             A6.PG&E Dispersed Power Corporation                        non-utility holding company
-------------------------------------------------------------------------------------------------------------------------
                 A7. Dispersed Gen Properties, LLC                      real estate holding company
-------------------------------------------------------------------------------------------------------------------------
                 A7.PG&E Dispersed Generating Company, LLC              EWG
-------------------------------------------------------------------------------------------------------------------------
                 A7.Plains End, LLC                                     in construction EWG
-------------------------------------------------------------------------------------------------------------------------
                 A7.RAMCO, Inc.                                         electric power marketer
-------------------------------------------------------------------------------------------------------------------------
             A6.PG&E Generating Energy Holdings, Inc.                   non-utility holding company
-------------------------------------------------------------------------------------------------------------------------
                 A7.Plains End, LLC                                     in construction EWG
-------------------------------------------------------------------------------------------------------------------------
                 A7.Badger Generating Company, LLC                      EWG
-------------------------------------------------------------------------------------------------------------------------
                 A7.Bluebonnet Generating Company, LLC                  to be constructed electric generating facility
-------------------------------------------------------------------------------------------------------------------------
                 A7.Covert Generating Company, LLC                      in construction electric generating facility
-------------------------------------------------------------------------------------------------------------------------
                 A7.Goose Lake Generating Company, LLC                  to be constructed electric generating facility
-------------------------------------------------------------------------------------------------------------------------
                 A7.Long Creek Generating Company, LLC                  to be constructed electric generating facility
-------------------------------------------------------------------------------------------------------------------------
                 A7.La Paloma Generating Company, LLC                   in construction electric generating facility
-------------------------------------------------------------------------------------------------------------------------
                 A7.Liberty Generating Company, LLC                     in construction electric generating facility
-------------------------------------------------------------------------------------------------------------------------
                 A7.Liberty Urban Renewal, LLC                          to be owner/lessee
-------------------------------------------------------------------------------------------------------------------------
                 A7.Madison Windpower LLC                               EWG
-------------------------------------------------------------------------------------------------------------------------
                 A7.Meadow Valley Generating Company, LLC               to be constructed electric generating facility
-------------------------------------------------------------------------------------------------------------------------
                 A7.MidColumbia Generating Company, LLC                 to be constructed electric generating facility
-------------------------------------------------------------------------------------------------------------------------
                 A7.Morrow Generating Company, LLC                      to be constructed electric generating facility
-------------------------------------------------------------------------------------------------------------------------
                 A7.Okeechobee Generating Company, LLC                  EWG
-------------------------------------------------------------------------------------------------------------------------
                 A7.PG&E Dispersed Generating Company, LLC              EWG
-------------------------------------------------------------------------------------------------------------------------
                 A7.Spencer Station Generating Company, L.P.            EWG
-------------------------------------------------------------------------------------------------------------------------
             A6.PG&E Generating New England, Inc.                       non-utility holding company
-------------------------------------------------------------------------------------------------------------------------
                 A7.PG&E Generating New England, LLC                    inactive
-------------------------------------------------------------------------------------------------------------------- ----
             A6.San Gorgonio Power Corporation                          non-utility holding company
-------------------------------------------------------------------------------------------------------------------------
                 A7.Mountain View Power Partners, LLC                   EWG
-------------------------------------------------------------------------------------------------------------------------
                 A7.Mountain View Power Partners II, LLC                EWG
-------------------------------------------------------------------------------------------------------------------------
             A6.Spencer Station Power Corporation                       non-utility holding company
-------------------------------------------------------------------------------------------------------------------------

* Some companies appear more than once to show their ownership interests in different subsidiaries.

**   More information available in Form U-3A-2 filed March 18, 2002.

                                                                    Attachment A
                                                                          Page 4

              PG&E National Energy Group, LLC After Reorganization

------------------------------------------------------------------------------------------------------------------------------------
                              Subsidiary*                                                          Business**
------------------------------------------------------------------------------------------------------------------------------------
                     A7.Spencer Station Generating Company, L.P.                    EWG
 -----------------------------------------------------------------------------------------------------------------------------------
                 A6.USGen New England, Inc.                                         non-utility holding company
 -----------------------------------------------------------------------------------------------------------------------------------
                     A7.First Massachusetts Land Company, LLC                       real estate investment
 -----------------------------------------------------------------------------------------------------------------------------------
                     A7.USGen Services Company, LLC                                 service company
 -----------------------------------------------------------------------------------------------------------------------------------
                 A6.White Pine Generating Company, LLC                              to be constructed electric generating facility
 -----------------------------------------------------------------------------------------------------------------------------------
             A5.PG&E Generating Power Group, LLC                                    non-utility holding company
 -----------------------------------------------------------------------------------------------------------------------------------
                 A6.Aplomado Power Corporation                                      investment company
 -----------------------------------------------------------------------------------------------------------------------------------
                 A6.Beale Generating Company                                        non-utility holding company
 -----------------------------------------------------------------------------------------------------------------------------------
                     A7.Indian Orchard Generating Company, Inc.                     non-utility holding company
 -----------------------------------------------------------------------------------------------------------------------------------
                         A8.MASSPOWER, L.L.C.                                       non-utility holding company
 -----------------------------------------------------------------------------------------------------------------------------------
                            A9.MASSPOWER                                            EWG
 -----------------------------------------------------------------------------------------------------------------------------------
                     A7.JMC Altresco, Inc.                                          non-utility holding company
 -----------------------------------------------------------------------------------------------------------------------------------
                         A8.Altresco, Inc.                                          non-utility holding company
 -----------------------------------------------------------------------------------------------------------------------------------
                            A9.Pittsfield Generating Company, L.P.                  EWG
 -----------------------------------------------------------------------------------------------------------------------------------
                         A8.Berkshire Pittsfield, Inc.                              non-utility holding company
 -----------------------------------------------------------------------------------------------------------------------------------
                            A9.Berkshire Feedline Acquisition Limited Partnership   gas pipeline
 -----------------------------------------------------------------------------------------------------------------------------------
                         A8.Pittsfield Partners, Inc.                               non-utility holding company
 -----------------------------------------------------------------------------------------------------------------------------------
                            A9.Pittsfield Generating Company, L.P.                  non-utility holding company
 -----------------------------------------------------------------------------------------------------------------------------------
                     A7.JMC Iroquois, Inc.                                          non-utility holding company
 -----------------------------------------------------------------------------------------------------------------------------------
                         A8.Iroquois Gas Transmission System, L.P.                  gas pipeline
 -----------------------------------------------------------------------------------------------------------------------------------
                     A7.JMC Selkirk Holdings, Inc.                                  non-utility holding company
 -----------------------------------------------------------------------------------------------------------------------------------
                         A8.JMC Selkirk, Inc.                                       non-utility holding company
 -----------------------------------------------------------------------------------------------------------------------------------
                            A9.PentaGen Investors, L.P.                             non-utility holding company
 -----------------------------------------------------------------------------------------------------------------------------------
                               A10.Selkirk Cogen Partners, L.P.                     EWG
 -----------------------------------------------------------------------------------------------------------------------------------
                                 A11.Selkirk Cogen Funding Corporation              financing entity
 -----------------------------------------------------------------------------------------------------------------------------------
                            A9.Selkirk Cogen Partners, L.P.                         EWG
 -----------------------------------------------------------------------------------------------------------------------------------
                               A10.Selkirk Cogen Funding Corporation                financing entity
 -----------------------------------------------------------------------------------------------------------------------------------
                         A8.JMCS I Holdings, Inc.                                   non-utility holding company
 -----------------------------------------------------------------------------------------------------------------------------------
                            A9.PentaGen Investors, L.P.                             non-utility holding company
 -----------------------------------------------------------------------------------------------------------------------------------
                               A10.Selkirk Cogen Partners, L.P.                     EWG
 -----------------------------------------------------------------------------------------------------------------------------------
                                 A11.Selkirk Cogen Funding Corporation              financing entity
 -----------------------------------------------------------------------------------------------------------------------------------
                     A7.Orchard Gas Corporation                                     service company
 -----------------------------------------------------------------------------------------------------------------------------------
                 A6.Mason Generating Company                                        non-utility holding company
 -----------------------------------------------------------------------------------------------------------------------------------
                     A7.J. Makowski Associates, Inc.                                service company
 -----------------------------------------------------------------------------------------------------------------------------------
                 A6.Cooper's Hawk Power Corporation                                 non-utility holding company
 -----------------------------------------------------------------------------------------------------------------------------------
                     A7.Citrus Generating Company, L.P.                             inactive
 -----------------------------------------------------------------------------------------------------------------------------------
                 A6.Eucalyptus Power Corporation                                    non-utility holding company
 -----------------------------------------------------------------------------------------------------------------------------------
                     A7.Citrus Generating Company, L.P.                             inactive
 -----------------------------------------------------------------------------------------------------------------------------------
                 A6.Eagle Power Corporation                                         non-utility holding company
 -----------------------------------------------------------------------------------------------------------------------------------
                     A7.Granite Generating Company, L.P.                            non-utility holding company
 -----------------------------------------------------------------------------------------------------------------------------------
                         A8.Granite Water Supply Company, Inc.                      supplies water for electric generating facility
 -----------------------------------------------------------------------------------------------------------------------------------
                         A8.Keystone Urban Renewal Limited Partnership              to be owner/lessee
 -----------------------------------------------------------------------------------------------------------------------------------
                     A7.Keystone Cogeneration Company, L.P.                         non-utility holding company
 -----------------------------------------------------------------------------------------------------------------------------------
                         A8.Keystone Urban Renewal Limited Partnership              to be owner/lessee
 -----------------------------------------------------------------------------------------------------------------------------------

* Some companies appear more than once to show their ownership interests in different subsidiaries.

**   More information available in Form U-3A-2 filed March 18, 2002.

                                                                    Attachment A
                                                                          Page 5
              PG&E National Energy Group, LLC After Reorganization

------------------------------------------------------------------------------------------------------------------------------------
                         Subsidiary*                                                            Business**
------------------------------------------------------------------------------------------------------------------------------------
                   A7.Logan Generating Company, L.P.                               EWG
------------------------------------------------------------------------------------------------------------------------------------
                 A6.Falcon Power Corporation                                       non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                   A7.Scrubgrass Generating Company, L.P.                          QF
------------------------------------------------------------------------------------------------------------------------------------
                   A7.Scrubgrass Power Corp.                                       non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                        A8.Scrubgrass Generating Company, L.P.                     EWG
------------------------------------------------------------------------------------------------------------------------------------
                           A9.Clearfield Properties, Inc.                          supplies waste coal for electric generating
                                                                                  facility
------------------------------------------------------------------------------------------------------------------------------------
                           A9.Leechburg Properties, Inc.                           supplies waste coal for electric generating
                                                                                  facility
------------------------------------------------------------------------------------------------------------------------------------
                 A6.Spruce Power Corporation                                       non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                   A7.Spruce Limited Partnership                                   non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                        A8.Colstrip Energy, Limited Partnership                    QF
------------------------------------------------------------------------------------------------------------------------------------
                 A6.Heron Power Corporation                                        non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                   A7.Gator Generating Company, L.P.                               inactive
------------------------------------------------------------------------------------------------------------------------------------
                 A6.Iroquois Pipeline Investment, LLC                              non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                  A7.Iroquois Gas Transmission System, L.P.                        natural gas pipeline
------------------------------------------------------------------------------------------------------------------------------------
                A6.Jaeger Power Corporation                                        non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                  A7.Northampton Generating Company, L.P.                          EWG
------------------------------------------------------------------------------------------------------------------------------------
                      A8.Northampton Fuel Supply Company, Inc.                     supplies waste coal for electric generating
                                                                                  facility
------------------------------------------------------------------------------------------------------------------------------------
                      A8.Northampton Water Supply, Inc.                            supplies waste for electric generating facility
------------------------------------------------------------------------------------------------------------------------------------
                A6.Larkspur Power Corporation                                      non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                  A7.Hermiston Generating Company, L.P.                            EWG
------------------------------------------------------------------------------------------------------------------------------------
                A6.Buckeye Power Corporation                                       non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                  A7.Hermiston Generating Company, L.P.                            EWG
------------------------------------------------------------------------------------------------------------------------------------
                A6.Loon Power Corporation                                          inactive
------------------------------------------------------------------------------------------------------------------------------------
                A6.Merlin Power Corporation                                        non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                  A7.Fellows Generating Company, L.P.                              to be constructed electric generating
                                                                                  facility
------------------------------------------------------------------------------------------------------------------------------------
                A6.Pelican Power Corporation                                       non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                  A7.Okeelanta Power Limited Partnership                           to develop, own and operate an  electric
                                                                                  generating facility
------------------------------------------------------------------------------------------------------------------------------------
                A6.Peregrine Power Corporation                                     non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                  A7.Chambers Cogeneration, Limited Partnership                    QF
------------------------------------------------------------------------------------------------------------------------------------
                A6.Raptor Holdings Company                                         non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                  A7.Gray Hawk Power Corporation                                   non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                       A8.Cedar Bay Cogeneration, Inc.                             non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                          A9.Cedar Bay Generating Company, Limited Partnership     EWG
------------------------------------------------------------------------------------------------------------------------------------
                  A7.PG&E Management Services Company                              inactive
------------------------------------------------------------------------------------------------------------------------------------
                A6.Toyan Enterprises                                               non-utility holding company
------------------------------------------------------------------------------------------------------------------------------------
                  A7.Indiantown Cogeneration, L.P.                                 EWG/QF
------------------------------------------------------------------------------------------------------------------------------------
                  A7.Indiantown Project Investment Partnership, L.P.               issued securities to finance construction
                                                                                  of electric generating facility
------------------------------------------------------------------------------------------------------------------------------------
                       A8.Indiantown Cogeneration, L.P.                            EWG/QF
------------------------------------------------------------------------------------------------------------------------------------
                          A9.Indiantown Cogeneration Funding Corporation           issued securities to finance construction of
------------------------------------------------------------------------------------------------------------------------------------

* Some companies appear more than once to show their ownership interests in different subsidiaries

**    More information available in Form U-3A-2 filed March 18, 2002.

                                                                    Attachment A
                                                                          Page 6

              PG&E National Energy Group, LLC After Reorganization

-----------------------------------------------------------------------------------------------------------------------------------
                             Subsidiary*                                                             Business**
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     electric generating facility
-----------------------------------------------------------------------------------------------------------------------------------
         A4.PG&E Generating Services, LLC                                             non-utility holding company
-----------------------------------------------------------------------------------------------------------------------------------
             A5.J. Makowski Pittsfield, Inc.                                          administrative agent
-----------------------------------------------------------------------------------------------------------------------------------
             A5.J. Makowski Services, Inc.                                            administrative agent
-----------------------------------------------------------------------------------------------------------------------------------
             A5.JMCS I Management, Inc.                                               administrative agent
-----------------------------------------------------------------------------------------------------------------------------------
             A5.NEG Construction Finance Company, LLC                                 administrative agent to projects in
                                                                                     development
-----------------------------------------------------------------------------------------------------------------------------------
             A5.PG&E Construction Agency Services I, LLC                              construction agent
-----------------------------------------------------------------------------------------------------------------------------------
             A5.PG&E Construction Agency Services II, LLC                             construction agent
-----------------------------------------------------------------------------------------------------------------------------------
             A5.PG&E National Energy Group Construction Company, LLC                  to procure major power plant equipment
-----------------------------------------------------------------------------------------------------------------------------------
             A5.OS Holdings LLC                                                       non-utility holding company
-----------------------------------------------------------------------------------------------------------------------------------
                    A6.PG&E Operating Services Company                                to enter into operations and maintenance
                                                                                     activities
-----------------------------------------------------------------------------------------------------------------------------------
                    A6.PG&E National Energy Group Acquisition Company, LLC            acquisition company
-----------------------------------------------------------------------------------------------------------------------------------
                    A6.USGen Holdings LLC                                             non-utility holding company
-----------------------------------------------------------------------------------------------------------------------------------
                      A7.PG&E National Energy Group Company                           develops and manages electric generating
                                                                                     facilities
-----------------------------------------------------------------------------------------------------------------------------------
                    A6.PG&E National Energy Group Company                             develops and manages electric generating
                                                                                     facilities
-----------------------------------------------------------------------------------------------------------------------------------
                      A7.First Oregon Land Corporation                                real estate investment
-----------------------------------------------------------------------------------------------------------------------------------
                      A7.Garnet Power Corporation                                     non-utility holding company
-----------------------------------------------------------------------------------------------------------------------------------
                           A8.Carneys Point Generating Company                        to lease, manage, operate and maintain a
                                                                                     cogeneration facility
-----------------------------------------------------------------------------------------------------------------------------------
                      A7.Topaz Power Corporation                                      non-utility holding company
-----------------------------------------------------------------------------------------------------------------------------------
                           A8.Carneys Point Generating Company                        to lease, manage, operate and maintain a
                                                                                     cogeneration facility
-----------------------------------------------------------------------------------------------------------------------------------
                    A6.USOSC Holdings LLC                                             non-utility holding company
-----------------------------------------------------------------------------------------------------------------------------------
                      A7.PG&E Operating Services Company                              to enter into operations and maintenance
                                                                                     activities
-----------------------------------------------------------------------------------------------------------------------------------
             A5.PTP Services, LLC                                                     to file federal trademark applications
-----------------------------------------------------------------------------------------------------------------------------------
       A3.PG&E Overseas, Inc.                                                         non-utility holding company
-----------------------------------------------------------------------------------------------------------------------------------
         A4.PG&E Overseas, Ltd.                                                       non-utility holding company
-----------------------------------------------------------------------------------------------------------------------------------
             A5.PG&E Pacific I, Ltd.                                                  inactive
-----------------------------------------------------------------------------------------------------------------------------------
             A5.PG&E Pacific II, Ltd.                                                 inactive
-----------------------------------------------------------------------------------------------------------------------------------
       A3.Quantum Ventures                                                            non-utility holding company
-----------------------------------------------------------------------------------------------------------------------------------
         A4.Barakat & Chamberlin, Inc.                                                formerly provided consulting services
-----------------------------------------------------------------------------------------------------------------------------------
         A4.Creston Financial Group, Inc.                                             formerly provided financial consulting
                                                                                     services
-----------------------------------------------------------------------------------------------------------------------------------
         A4.PG&E Energy Services Ventures, Inc.                                       provides energy-related goods and services
-----------------------------------------------------------------------------------------------------------------------------------
   A2.PG&E Gas Transmission LLC                                                       non-utility holding company
-----------------------------------------------------------------------------------------------------------------------------------
       A3.GTN Holdings LLC                                                            non-utility holding company
-----------------------------------------------------------------------------------------------------------------------------------
         A4.PG&E Gas Transmission, Northwest Corporation                              gas pipeline company
-----------------------------------------------------------------------------------------------------------------------------------
             A5.Pacific Gas Transmission Company                                      business development company
-----------------------------------------------------------------------------------------------------------------------------------
             A5.Pacific Gas Transmission International                                inactive
-----------------------------------------------------------------------------------------------------------------------------------

* Some companies appear more than once to show their ownership interests in different subsidiaries

**    More information available in Form U-3A-2 filed March 18, 2002.

                                                                    Attachment A
                                                                          Page 7

              PG&E National Energy Group, LLC After Reorganization

--------------------------------------------------------------------------------------------------------------
               Subsidiary*                                                    Business**
--------------------------------------------------------------------------------------------------------------
         A5.PG&E Gas Transmission Service Company LLC         service company
--------------------------------------------------------------------------------------------------------------
         A5.Stanfield Hub Services, LLC                       to pursue opportunities for construction and
                                                             operation of natural gas storage facilities
--------------------------------------------------------------------------------------------------------------
   A3.PG&E Gas Transmission Holdings Corporation              to pursue gas transmission business
                                                             opportunities
--------------------------------------------------------------------------------------------------------------
     A4.North Baja Pipeline, LLC                              for the construction and operation of a natural
                                                             gas pipeline
--------------------------------------------------------------------------------------------------------------

* Some companies appear more than once to show their ownership interests in different subsidiaries.

** More information available in Form U-3A-2 filed March 18, 2002.

                                                                    Attachment B
                                                                          Page 1

                  Newco Energy Corporation After Reorganization

-----------------------------------------------------------------------------------------------------
                      Subsidiary*                                     Business**
-----------------------------------------------------------------------------------------------------
    B. Newco Energy Corporation                           exempt public utility holding company
    ---------------------------
-----------------------------------------------------------------------------------------------------
      B1.Electric Generation LLC                          electric generation company
-----------------------------------------------------------------------------------------------------
        B2.Balch 1 and 2 Project LLC                      owner/lessor
-----------------------------------------------------------------------------------------------------
        B2.Battle Creek Project LLC                       owner/lessor
-----------------------------------------------------------------------------------------------------
        B2.Bucks Creek Project LLC                        owner/lessor
-----------------------------------------------------------------------------------------------------
        B2.Chili Bar Project LLC                          owner/lessor
-----------------------------------------------------------------------------------------------------
        B2.Crane Valley Project LLC                       owner/lessor
-----------------------------------------------------------------------------------------------------
        B2.DeSabla-Centerville Project LLC                owner/lessor
-----------------------------------------------------------------------------------------------------
        B2.Diablo Canyon LLC                              owner/lessor
-----------------------------------------------------------------------------------------------------
        B2.Drum-Spaulding Project LLC                     owner/lessor
-----------------------------------------------------------------------------------------------------
        B2.Haas-Kings River Project LLC                   owner/lessor
-----------------------------------------------------------------------------------------------------
        B2.Hamilton Branch Project LLC                    owner/lessor
-----------------------------------------------------------------------------------------------------
        B2.Hat Creek 1 and 2 Project LLC                  owner/lessor
-----------------------------------------------------------------------------------------------------
        B2.Helms Project LLC                              owner/lessor
-----------------------------------------------------------------------------------------------------
        B2.Kerckhoff 1 and 2 Project LLC                  owner/lessor
-----------------------------------------------------------------------------------------------------
        B2.Kern Canyon Project LLC                        owner/lessor
-----------------------------------------------------------------------------------------------------
        B2.Kilarc-Cow Creek Project LLC                   owner/lessor
-----------------------------------------------------------------------------------------------------
        B2.McCloud-Pit Project LLC                        owner/lessor
-----------------------------------------------------------------------------------------------------
        B2.Merced Falls Project LLC                       owner/lessor
-----------------------------------------------------------------------------------------------------
        B2.Mokelumne River Project LLC                    owner/lessor
-----------------------------------------------------------------------------------------------------
        B2.Narrows Project LLC                            owner/lessor
-----------------------------------------------------------------------------------------------------
        B2.Phoenix Project LLC                            owner/lessor
-----------------------------------------------------------------------------------------------------
        B2.Pit 1 Project LLC                              owner/lessor
-----------------------------------------------------------------------------------------------------
        B2.Pit 3, 4 and 5 Project LLC                     owner/lessor
-----------------------------------------------------------------------------------------------------
        B2.Poe Project LLC                                owner/lessor
-----------------------------------------------------------------------------------------------------
        B2.Potter Valley Project LLC                      owner/lessor
-----------------------------------------------------------------------------------------------------
        B2.Rock Creek-Cresta Project LLC                  owner/lessor
-----------------------------------------------------------------------------------------------------
        B2.Spring-Gap Stanislaus Project LLC              owner/lessor
-----------------------------------------------------------------------------------------------------
        B2.Tule River Project LLC                         owner/lessor
-----------------------------------------------------------------------------------------------------
        B2.Upper NF Feather River Project LLC             owner/lessor
-----------------------------------------------------------------------------------------------------
        B2.Eureka Energy Company                          real estate
-----------------------------------------------------------------------------------------------------
        B2.Pacific Energy Fuels Company                   inactive
-----------------------------------------------------------------------------------------------------
      B1.ETrans LLC                                       electric transmission company
-----------------------------------------------------------------------------------------------------
      B1.GTrans LLC                                       natural gas pipeline company
-----------------------------------------------------------------------------------------------------
        B2.Standard Pacific Gas Line Incorporated         natural gas pipeline company
-----------------------------------------------------------------------------------------------------
        B2.Pacific California Gas Systems, Inc.           natural gas pipeline company
-----------------------------------------------------------------------------------------------------
      B1.Calaska Energy Company                           representative in Alaska Highway Pipeline
-----------------------------------------------------------------------------------------------------
      B1.Pacific Gas Properties Company                   real estate
-----------------------------------------------------------------------------------------------------
        B2.Pacific Properties                             real estate
-----------------------------------------------------------------------------------------------------

* Some companies appear more than once to show their ownership interests in different subsidiaries.

**  More information available in Form U-3A-2 filed March 18, 2002.

                                                                    Attachment C
                                                                          Page 1

             Pacific Gas and Electric Company After Reorganization

-------------------------------------------------------------------------------------------------------------------
                              Subsidiary*                                                 Business**
-------------------------------------------------------------------------------------------------------------------
   I.  Pacific Gas and Electric Company
       --------------------------------                                            integrated public utility company
-------------------------------------------------------------------------------------------------------------------
      B1.201 Turk Street, L.P.                                                     real estate
-------------------------------------------------------------------------------------------------------------------
      B1.1989 Oakland Housing Partnership Associates, L.P.                         real estate
-------------------------------------------------------------------------------------------------------------------
      B1.1992 Oakland Regional Housing Partnership Associates, a California
                 Limited Partnership                                               real estate
-------------------------------------------------------------------------------------------------------------------
      B1.1994 Oakland Regional Housing Partnership Associates, a California
                 Limited Partnership                                               real estate
-------------------------------------------------------------------------------------------------------------------
      B1.Chico Commons, a California Limited Partnership                           real estate
-------------------------------------------------------------------------------------------------------------------
      B1.Merritt Community Capital Fund V, L.P.                                    real estate
-------------------------------------------------------------------------------------------------------------------
      B1.Natural Gas Corporation of California                                     vehicle for asset transfer
-------------------------------------------------------------------------------------------------------------------
       B2.Alaska Gas Exploration Associates                                        inactive
-------------------------------------------------------------------------------------------------------------------
       B2.NGC Production Company                                                   facilitates financing
-------------------------------------------------------------------------------------------------------------------
      B1.Pacific Conservation Services Company                                     borrowing and lending
-------------------------------------------------------------------------------------------------------------------
      B1.Pacific Gas and Electric Housing Fund Partnership, L.P.                   real estate
-------------------------------------------------------------------------------------------------------------------
      B1.PG&E CalHydro, LLC                                                        service company
-------------------------------------------------------------------------------------------------------------------
      B1.PG&E Capital II                                                           financing
-------------------------------------------------------------------------------------------------------------------
      B1.PG&E Capital III                                                          financing
-------------------------------------------------------------------------------------------------------------------
      B1.PG&E Capital IV                                                           financing
-------------------------------------------------------------------------------------------------------------------
      B1.PG&E Funding LLC                                                          financing
-------------------------------------------------------------------------------------------------------------------
      B1.PG&E Holdings, LLC                                                        holds repurchased shares
-------------------------------------------------------------------------------------------------------------------
      B1.Schoolhouse Lane Apartments L.P.                                          real estate
-------------------------------------------------------------------------------------------------------------------

* Some companies appear more than once to show their ownership interests in different subsidiaries.

** More information available in Form U-3A-2 filed March 18, 2002.